Essential Innovations Technology Completes First Acquisition

Bellingham, Washington, March 10th, 2006 - Essential Innovations Technology Corp. (OTCBB: ESIV Frankfurt: E6S), provider of cutting-edge geoexchange solutions for residential, commercial and industrial applications as both a geoexchange energy service company and as a manufacturer of proprietary geothermal heat pump technology, announced today that on March 6, 2006, the Company completed its acquisition of Earth Source Energy, Inc. and Pacific Geo Exchange, Inc., and took control all of the issued and outstanding stock of each of these companies.

Energy Source Energy Inc., subsidiary of Pacific Geo Exchange Inc., is one of North America's largest and most experienced geoexchange installation companies for commercial and residential applications with well over 600 successful installations to its credit. Essential Innovations now has the in-house capability to provide both the geoexchange equipment and the installation of that equipment as part of its complete turnkey solution.

Jason McDiarmid, President/CEO of ESIV said, "We are very excited with the completion of the Earth Source acquisition. Mr. Lynn Mueller, founder of Earth Source, and the going forward Vice-President, is one of the most respected and trusted names in the Geothermal Industry, not only in North America, but around the World. We have complemented and integrated our core business with a Company boasting an impeccable track record and an extremely high level of industry expertise. As we now look to the future the number of significant project opportunities Earth Source brings to the table are staggering and bode very well for our overall organization in the coming months and years. We are now fully prepared to aggressively and confidently pursue the closing of our second acquisition target in the very near term.

Essential Innovations Technology currently has operations in the USA, Canada and Hong Kong; exclusive distributors in Canada and Mexico; exclusive sales agents or sales agents in Mexico, Hungary, China and Alaska; and the Company is now actively seeking further distributors, dealers and project opportunities throughout the North American and international marketplace for its proprietary geoexchange systems and solutions.

For more information contact:
Jason McDiarmid
President & CEO
Tel: 360-392-3902
Fax: 360-733-3941
jmcdiarmid@eitechcorp.com
www.eitechcorp.com

Investor Relations: Allegiant Financial Group: 1-866-854-1331

Forward-Looking Statements

This news release contains "forward-looking statements," as that term is defined in Section 27A of the United States Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Statements in this press release, which are not purely historical, are forward-looking statements and include any statements regarding beliefs, plans, expectations or intentions regarding the future. Investors are cautioned that such forward-looking statements involve risks and uncertainties. These statements include, but are not limited to, statements that do not describe historical facts and statements that include the word "believes," "anticipates," "expects," "plans," "intends," "designs," "projects" or similar language, as well as statements regarding consumer or marketplace acceptance of the Company's new or existing products; comments concerning marketing and consumer acceptance of proprietary products; the potential benefits of Essential Innovations' products; initiatives undertaken by the Essential Innovations' divisions; the Company's research, manufacturing and facilities expansion programs; and the Company's growth, revenue, or projected earnings; all such statements which may or may not occur in the future. These forward-looking statements are made as of the date of this news release, and Essential Innovations Technology Corp. assumes no obligation to update the forward-looking statements, or to update the reasons why actual results could differ from those projected in the forward-looking statements. Investors should consult all of the information set forth herein and should also refer to the risk factors disclosure outlined in our periodic reports filed from time to time with the Securities and Exchange Commission.